Significant Accounting Policies (Tables)	12 Months Ended
Mar. 31, 2021
Significant Accounting Policies
Schedule of anti-dilutive effect on loss per share

The following table reflects the outstanding securities by year that would have an anti-dilutive effect on loss per share, and accordingly, were excluded from the calculation (see Note 19, “(Loss) Per Share”).

	As of March 31,
	2021	2020	2019
Stock options	868,000	2,980	2,980
Restricted stock units	243,000	–	–
Warrants	49,701	–	–